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                                                                    Exhibit:23.3

[KPMG LOGO]


          303 Peachtree Street, N.E.                      Telephone 404 222 3000
          Suite 2000                                      Fax 404 222 3050
          Atlanta, GA 30308




The Board of Directors
Verso Technologies, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-3.


/s/ KPMG LLP

Atlanta, Georgia
October 19, 2001